UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2025

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2025, Capstone Holding Corp. (the “Company”) closed the acquisition (the “Acquisition”) of Fraser Canyon Holdings Inc. (“FCHI’”) and its subsidiaries by entering into (1) an asset purchase agreement (the “Asset Purchase Agreement”), dated November 30, 2025, by and between TotalStone, LLC (“TotalStone”), the Company’s primary operating subsidiary, and Continental Stone Industries Inc., a Delaware corporation that is wholly owned by FCHI (“CSIA”), and Jeffery Leech as the representative of CSIA, to purchase all of the assets and assume certain of the liabilities of CSIA (the “Asset Purchase Transaction”); and (ii) a share purchase agreement (the “Share Purchase Agreement”), dated December 1, 2025, by and between InStone Canada Corp., a British Columbia corporation, an indirect wholly-owned subsidiary of the Company (“InStone Canada”), and Dream Family Holdings Ltd, Robert Jahnsen, The Jeffery Leech Family Trust, Jeffery Leech in his individual capacity, Wendy Chiavacci, Michael Siemens, Nathan Thompson, Curt Trierweiler, and Jeffery Leech in his capacity as the representative of the sellers of FCHI, to purchase all of the issued and outstanding shares of FCHI (the “FCHI Shares”, and the transaction, the “Share Purchase Transaction”).

FCHI does business as Canadian Stone Industries.

The aggregate purchase price for the Asset Purchase Transaction consisted of: (1) the assumption of CSIA’s liabilities, and (2) cash of $458,810.00 (such amount, the “Continental Cash Purchase Price”).

The aggregate purchase price for the Share Purchase Transaction consisted of: (1) C$6,200,000 in cash (approximately $4,446,676 at an exchange rate of US$1.00 = C$1.3943), less the amount of the Continental Cash Purchase Price with such cash purchase price including the assumption of liabilities; (2) a promissory note in the principal amount of C$1,600,000 (approximately $1,147,529) (the “First SPA Note”), payable in the amount of C$400,000 on July 31, 2026 and C$400,000 on October 31, 2026, with a maturity date of March 31, 2027 and the interest at TD Bank’s prime rate plus 1.00% through November 30, 2026, and at TD Bank’s prime rate plus 3.00% from December 1, 2026 onward; (3) a promissory note in the principal amount of C$2,000,000 (approximately $1,434,412) (the “Second SPA Note”), payable in equal installments of C$50,000 on the last day of each of March, June, September, and December, commencing on March 31, 2027, with a maturity date of December 1, 2028 and the interest at a per annum rate equal to 30-day average SOFR plus an applicable margin that is (i) 1.25% through November 30, 2026, (ii) 2.50% from December 1, 2026 through November 30, 2027, and (iii) 3.75% thereafter; (4) any amounts payable under the earn-out agreement (the “Earn-Out Agreement”) up to C$3,000,000 based on Average EBITDA (as defined in the Earn-Out Agreement) during the two separate periods of the 2026 and 2027 calendar years (the first period) and the 2027 and 2028 calendar years (the second period); and (5) the Buyer WC Payment Amount (as defined in the Share Purchase Agreement), if any, less the Buyer WC Receipt Amount (as defined in the Share Purchase Agreement), if any.

In connection with the closing of the Acquisition, the buyers agreed to deliver a buyer-side representations and warranties insurance policy and the Company entered into a guaranty agreement (the “Guaranty Agreement”) in favor of the seller in connection with the First SPA Note issued under the Share Purchase Agreement.

The foregoing does not purport to be a complete description of the Asset Purchase Agreement, the Share Purchase Agreement, the First SPA Note, the Second SPA Note, the Guaranty Agreement, and the Earn-Out Agreement and such description is qualified in its entirety by reference to the full text of Asset Purchase Agreement, the Share Purchase Agreement, the First SPA Note, the Second SPA Note, the Guaranty Agreement, and the Earn-Out Agreement the forms of which are filed as Exhibits 2.1, 2.2, 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On December 2, 2025, the Company issued a press release announcing the Company’s acquisition of Canadian Stone Industries. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Exhibits
2.1*	Asset Purchase Agreement, dated November 30, 2025, by and between TotalStone, LLC, Continental Stone Industries Inc. and Jeffery Leech
2.2*	Share Purchase Agreement, dated December 1, 2025, by and between InStone Canada Corp., Dream Family Holdings Ltd, Robert Jahnsen, The Jeffery Leech Family Trust, Jeffery Leech, Wendy Chiavacci, Michael Siemens, Nathan Thompson, Curt Trierweiler, and Jeffery Leech
10.1	Subordinated Promissory Note in the Principal Amount of $1,600,000, issued by Instone Canada Corp.
10.2	Subordinated Promissory Note in the Principal Amount of $2,000,000, issued by Instone Canada Corp.
10.3	Guaranty Agreement, dated December 1, 2025, by and between Capstone Holding Corp. and Jeffery Leach
10.4	Earn-Out Agreement, dated December 1, 2025, by and between InStone Canada Corp., Dream Family Holdings Ltd, Robert Jahnsen, The Jeffery Leech Family Trust, Jeffery Leech, Wendy Chiavacci, Michael Siemens, Nathan Thompson, Curt Trierweiler, and Jeffery Leechby
99.1	Press Release, dated December 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and similar attachments to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S- K. The registrant hereby undertakes to furnish on a supplemental basis a copy of any omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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